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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 16, 2004


                           BLUE RIVER BANCSHARES, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


          Indiana                       0-24501                   35-2016637
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
       of incorporation)                                     Identification No.)


        29 East Washington Street
          Shelbyville, Indiana                                       46176
          --------------------                                     --------
(Address of Principal Executive Offices)                           Zip Code


                                 (317) 398-9721
              -----------------------------------------------------
              (Registrant's telephone number, including area code)



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         The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Blue River Bancshares, Inc. (the "Company") under the Securities Act of 1933.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         99.1   Press Release, dated August 16, 2004.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On August 16, 2004, Blue River Bancshares, Inc. issued a press release announcing its 2nd quarter and year-to-date 2004 earnings. A copy of the press release is attached hereto as Exhibit 99.1.



                                     * * * *




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BLUE RIVER BANCSHARES, INC.
                                  (Registrant)


Date: August 16, 2004                   By:  /s/ Lawrence T. Toombs
                                            -----------------------------------
                                        Lawrence T. Toombs, President








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                                INDEX TO EXHIBITS


Exhibit No.                      Description

99.1                             Press Release, dated August 16, 2004







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